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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07677

 Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC      8401 Colesville Road        Silver Spring, MD 20910

(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 650-0059

Date of fiscal year end:      September 30, 2012

Date of reporting period:    September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

Annual Report

September 30, 2012

PROFIT FUNDS INVESTMENT TRUST LETTER TO SHAREHOLDERS

Market Overview

Market returns in the first half of 2012 were largely dictated by sovereign debt concerns in Europe, as fear about possible bank and country bailouts gripped investor psyche. If the first half of the year was all about Europe, the second half looks to be dictated by the U.S. Presidential election and the economy.

So far in the second half of 2012, we have received evidence of declining economic data (continued weak jobs data, downturn in regional Fed surveys, softening manufacturing data). We have also seen eroding fundamentals for many bellwether stocks and cautious comments coming from the management teams at United Parcel Service, FedEx, Caterpillar, Starbucks, Intel, et al.

Quote from United Parcel Service Management from 2nd quarter Earnings Call: “Economies around the world are showing signs of weakening and our customers are increasingly nervous. In the U.S., uncertainty stemming from this year’s election and the looming fiscal cliff are constraining the ability of businesses to make important decisions such as hiring new employees, making capital investments, and restocking inventories. This will further restrict economic growth.”

But in the 3rd quarter of 2012, the U.S. equity market ignored the fundamentals and traded higher on the assumption of a Fed bailout. As shocking as it was, some investors cheered the bad economic news, as it created even more of an impetus for Bernanke to do something. The improvement in market returns was sentiment driven as the anticipation of permanent Fed support was later confirmed. Bernanke enacted a third round of quantitative easing promising to spend $40 billion a month purchasing mortgage-backed securities through the end of the year. In addition, the Fed left open the possibility of continuing the program until economic conditions improve.

The Profit Fund (“PVLAX”) Fund Performance

During the fiscal year ended September 30, 2012, PVALX returned 31.66%, while the S&P 500 Index appreciated 30.20%. Positive stock selection in the consumer staples and health care sectors added most to portfolio returns. Smaller gains were also evidenced in the consumer discretionary and financials sectors. Losses in the information technology and industrials sectors detracted from total portfolio returns, although much of the losses in information technology could have been mitigated by an equal weight position in Apple (4.8% weight for the Fund versus 8.5% weight for the Index, arising from our philosophy of even-weighting investments).

The information that follows describes some of the Fund’s portfolio holdings that added to and detracted from the Fund’s performance over the past fiscal year.

Gainers:

•
Green Mountain Coffee Roasters (GMCR) –We added GMCR in late July near its 52-week low due to our belief that the stock offered compelling risk/reward at the time. The company subsequently reported its fiscal year 3Q and provided preliminary FY’13 guidance which was significantly above our and many other investors’ expectations. Despite the stock’s strong price appreciation following the 3Q report, we maintain our favorable view of GMCR given the company’s dominance in the rapidly growing single-serve space in the U.S., and sales and earnings growth potential in the mid-teens.

•
Oil States (OIS) –OIS benefited from the positive turn in investor sentiment across oilfield service companies as bellwether firms Schlumberger, Baker Hughes, and Halliburton all reported positive earnings results in July. OIS continued the trend by reporting 2Q earnings above consensus expectations due to better-than-expected performances from Tubular Goods and Offshore Products, partially offset by weaker results in Rental Tools. Accommodations’ results were mostly in-line. We continue to be bullish on shares of OIS as it is the only oilfield services company with 50% of its business tied to long-term contracts and recurring revenue (accommodations segment has great visibility). In addition, on a relative basis, OIS is less tied to rig count than other diversified servicers.

•
Cooper (COO) –Shares of COO benefited this year from a ratings upgrade from a major sell side research firm. The positive report highlighted what could be a strong second half of 2012 despite difficult year-over-year comparisons. Following the positive research note, COO reported earnings above expectations with 3Q non-GAAP earnings per share (EPS) of $1.45 (+27% year-over-year), well ahead of consensus estimates of $1.29. The company raised FY’12 guidance with non-GAAP EPS of $5.19-5.24 (+16-17% year-over-year) on total revenues of $1.439-$1.449 billion (+8-9% year-over-year). COO expects earnings growth momentum to continue into fiscal year 2013 with low double digit EPS increases. We believe COO remains a solid execution story with the company likely to continue its track record of meeting or exceeding earnings expectations for the next twelve to eighteen months.

Losers:

•
Wellpoint (WLP) –WLP reported a disappointing second quarter and lowered forward guidance to reflect higher costs and lower enrollment. The company’s biggest challenge may be that its costs are higher than its peers at a time when plan sponsors are pushing back on rate hikes and insurers with lower costs are better positioned to respond. We decided to completely exit our position in the stock as we lost confidence in the company’s ability to better manage its business.

•
Dollar Tree (DLTR) –The company reported a positive second quarter earnings report with EPS $0.04 above consensus estimates with upside driven by better margins. Given the stock’s high valuation multiple (near 20x), shares of DLTR are always held to a higher standard, so shares came under pressure given lighter same store sales (SSS). Reported SSS were 4.5% versus expectations that were 1% higher. We believe that the fundamental growth story at DLTR remains strong, and we expect the overall dollar subsector to continue to benefit from the uncertain macro and spending environment.

•
Citrix (CTXS) –CTXS reported a mostly in-line earnings result as revenues of $615 million were near consensus estimates of $614 million and adjusted EPS of $0.60 was near consensus estimates of $0.59. The big disappoint was license revenues of $188 million (9.7% year-over-year growth, slowing from 18.5% year-over-year growth in 1Q) versus expectations of roughly $215 million. Management claimed that the macro overhang caused some deals to be pushed out from 2Q and remains confident in its pipeline. We continue to hold shares of CTXS, as the company is strategically positioned as a major cloud infrastructure player with a strong product portfolio. We do acknowledge that the next few quarters may be challenging at CTXS as organic license revenue growth slows due to the Windows 7 migrations nearing the end and the rate of change on virtual desktop penetration slows.

Outlook

After a nearly 15% rise in the U.S. equity market YTD, the question for every investor and money manager is where does the market go from here?

Our belief is that the accommodative global policy actions, such as the quantitative easing enacted in the 3rd Quarter, force investors to take the risk-on trade. Rather than overly concern ourselves with macro and policy decisions, we have been spending the majority of our time trying to find growth stocks trading at compelling valuations. We continue to stress valuation when analyzing companies for inclusion in the Fund, as well as other qualities, and, in our view, this approach has allowed us to limit downside and should help us positively impact portfolio appreciation when the market turns bullish.

Thank you for your investment and we look forward to continue serving you.

Eugene A. Profit
CEO & Portfolio Manager
Profit Investments

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge, or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected and expressed herein.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the Standard & Poor’s 500 Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2012)
	1 Year	5 Years	10 Years
The Profit Fund	31.66%	2.00%	8.48%
Standard & Poor's 500 Index	30.20%	1.05%	8.01%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of September 30, 2012
(Unaudited)

Top Ten Equity Holdings
September 30, 2012
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.7%
Microsoft Corp.	3.5%
Home Depot, Inc. (The)	3.1%
EMC Corp.	2.7%
Google, Inc. - Class A	2.4%
McDonald's Corp.	2.3%
Visa, Inc. - Class A	2.3%
Exxon Mobil Corp.	2.2%
Eastman Chemical Co.	2.2%
Wells Fargo & Co.	2.2%

THE PROFIT FUND SCHEDULE OF INVESTMENTS September 30, 2012
Shares	Common Stocks — 98.1%	Value
	Consumer Discretionary — 13.3%
	Hotels, Restaurants & Leisure — 2.3%
3,230	McDonald's Corp.	$296,353

	Multiline Retail — 3.3%
3,540	Dollar Tree, Inc. (a)	170,894
3,870	Target Corp.	245,629
		416,523
	Specialty Retail — 4.9%
6,490	Home Depot, Inc. (The)	391,801
630	Tiffany & Co.	38,984
1,880	Tractor Supply Co.	185,913
		616,698
	Textiles, Apparel & Luxury Goods — 2.8%
1,760	Fossil, Inc. (a)	149,072
2,170	NIKE, Inc. - Class B	205,955
		355,027
	Consumer Staples — 8.6%
	Beverages — 3.5%
6,170	Coca-Cola Co. (The)	234,028
2,977	PepsiCo, Inc.	210,682
		444,710
	Food & Staples Retailing — 1.7%
2,210	Costco Wholesale Corp.	221,276

	Food Products — 3.4%
10,415	Green Mountain Coffee Roasters, Inc. (a)	247,356
2,870	McCormick & Co., Inc.	178,055
		425,411
	Energy — 9.1%
	Energy Equipment & Services — 3.1%
2,440	National Oilwell Varco, Inc.	195,468
2,490	Oil States International, Inc. (a)	197,855
		393,323
	Oil, Gas & Consumable Fuels — 6.0%
2,160	Chevron Corp.	251,770
3,080	Exxon Mobil Corp.	281,666
6,100	Plains Exploration & Production Co. (a)	228,567
		762,003
	Financials — 8.2%
	Capital Markets — 2.1%
2,098	Franklin Resources, Inc.	262,397

	Commercial Banks — 2.2%
8,010	Wells Fargo & Co.	276,585

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.1% (Continued)	Value
	Financials — 8.2% (Continued)
	Consumer Finance — 2.0%
4,500	American Express Co.	$255,870

	Insurance — 1.9%
2,220	AFLAC, Inc.	106,294
1	Berkshire Hathaway, Inc. - Class A (a)	132,700
		238,994
	Health Care — 14.6%
	Biotechnology — 2.5%
1,100	Biogen Idec, Inc. (a)	164,153
1,953	Celgene Corp. (a)	149,209
		313,362
	Health Care Equipment & Supplies — 3.9%
2,690	Cooper Cos., Inc. (The)	254,097
5,390	Medtronic, Inc.	232,417
		486,514
	Health Care Providers & Services — 3.4%
5,810	Aetna, Inc.	230,076
3,240	Express Scripts Holding Co. (a)	203,051
		433,127
	Pharmaceuticals — 4.8%
1,840	Abbott Laboratories	126,150
10,180	Mylan, Inc. (a)	248,392
9,340	Pfizer, Inc.	232,099
		606,641
	Industrials — 8.3%
	Aerospace & Defense — 0.9%
1,435	United Technologies Corp.	112,346

	Air Freight & Logistics — 4.0%
2,940	FedEx Corp.	248,783
3,610	United Parcel Service, Inc. - Class B	258,368
		507,151
	Industrial Conglomerates — 3.4%
2,050	3M Co.	189,461
10,340	General Electric Co.	234,821
		424,282
	Information Technology — 31.8%
	Communications Equipment — 2.1%
4,162	QUALCOMM, Inc.	260,083

	Computers & Peripherals — 9.2%
882	Apple, Inc.	588,523
12,726	EMC Corp. (a)	347,038
5,730	Western Digital Corp.	221,923
		1,157,484

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.1% (Continued)	Value
	Information Technology — 31.8% (Continued)
	Internet Software & Services — 5.5%
3,690	Akamai Technologies, Inc. (a)	$141,179
5,305	eBay, Inc. (a)	256,815
400	Google, Inc. - Class A (a)	301,800
		699,794
	IT Services — 6.3%
4,230	Automatic Data Processing, Inc.	248,132
1,240	International Business Machines Corp.	257,238
2,170	Visa, Inc. - Class A	291,388
		796,758
	Semiconductors & Semiconductor Equipment — 2.1%
11,845	Intel Corp.	268,645

	Software — 6.6%
2,715	Citrix Systems, Inc. (a)	207,888
14,790	Microsoft Corp.	440,446
5,750	Oracle Corp.	181,068
		829,402
	Materials — 4.2%
	Chemicals — 4.2%
5,010	E. I. du Pont de Nemours and Co.	251,853
4,870	Eastman Chemical Co.	277,639
		529,492

	Total Common Stocks (Cost $9,375,892)	$12,390,251

Shares	Money Market Funds — 0.7%	Value
46,620	Fidelity Institutional Government Portfolio, 0.01% (b)	$46,620
46,619	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.08% (b)	46,619
	Total Money Market Funds (Cost $93,239)	$93,239

	Total Investment Securities at Value — 98.8% (Cost $9,469,131)	$12,483,490

	Other Assets in Excess of Liabilities — 1.2%	147,238

	Net Assets — 100.0%	$12,630,728

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2012.

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2012
ASSETS
Investments in securities:
At acquisition cost	$9,469,131
At value (Note 2)	$12,483,490
Receivable for capital shares sold	144,285
Receivable from Adviser (Note 4)	1,101
Dividends receivable	9,667
Other assets	7,517
TOTAL ASSETS	12,646,060

LIABILITIES
Payable for capital shares redeemed	2,265
Payable to administrator (Note 4)	6,000
Accrued distribution fees (Note 4)	2,782
Other accrued expenses	4,285
TOTAL LIABILITIES	15,332

NET ASSETS	$12,630,728

Net assets consist of:
Paid-in capital	$9,102,289
Undistributed net investment income	9,973
Undistributed net realized gains from security transactions	504,107
Net unrealized appreciation on investments	3,014,359
Net assets	$12,630,728

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	588,450

Net asset value, offering price, and redemption price per share (Note 2)	$21.46

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENT OF OPERATIONS For the Year Ended September 30, 2012
INVESTMENT INCOME
Dividends	$176,931

EXPENSES
Investment advisory fees (Note 4)	86,089
Professional fees	32,267
Accounting services fees (Note 4)	30,000
Administration fees (Note 4)	24,000
Distribution expense (Note 4)	19,900
Transfer agent fees (Note 4)	18,000
Registration and filing fees	14,081
Insurance expense	13,208
Reports to shareholders	6,312
Postage and supplies	6,260
Custodian and bank service fees	5,527
Trustees’ fees	5,000
Other expenses	8,361
TOTAL EXPENSES	269,005
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(114,045)
NET EXPENSES	154,960

NET INVESTMENT INCOME	21,971

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	724,468
Net change in unrealized appreciation (depreciation) on investments	2,311,403

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,035,871

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,057,842

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS
Net investment income	$21,971	$1,420
Net realized gains from security transactions	724,468	218,020
Net change in unrealized appreciation (depreciation) on investments	2,311,403	(597,196)
Net increase (decrease) in net assets from operations	3,057,842	(377,756)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(13,418)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,542,967	1,162,578
Reinvestment of distributions to shareholders	11,579	—
Payments for shares redeemed	(1,863,645)	(1,515,587)
Net decrease in net assets from capital share transactions	(309,099)	(353,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,735,325	(730,765)

NET ASSETS
Beginning of year	9,895,403	10,626,168
End of year	$12,630,728	$9,895,403

UNDISTRIBUTED NET INVESTMENT INCOME	$9,973	$1,420

CAPITAL SHARE ACTIVITY
Shares sold	76,894	62,846
Shares issued in reinvestment of distributions to shareholders	632	—
Shares redeemed	(95,419)	(83,146)
Net decrease in shares outstanding	(17,893)	(20,300)
Shares outstanding, beginning of year	606,343	626,643
Shares outstanding, end of year	588,450	606,343

See accompanying notes to financial statements.

THE PROFIT FUND FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year:
	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008
Net asset value at beginning of year	$16.32	$16.96		$15.50		$16.18	$22.86

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.00	(a)	(0.06)		(0.02)	(0.09)
Net realized and unrealized gains (losses) on investments	5.12	(0.64)		1.52		(0.15)	(4.04)
Total from investment operations	5.16	(0.64)		1.46		(0.17)	(4.13)

Less distributions:
From net investment income	(0.02)	—		—		—	—
From net realized gains from security transactions	—	—		—		(0.51)	(2.55)
Total distributions	(0.02)	—		—		(0.51)	(2.55)

Net asset value at end of year	$21.46	$16.32		$16.96		$15.50	$16.18

Total return (b)	31.66%	(3.77%	)	9.42%		(0.29% )	(20.12% )

Net assets at end of year (000’s)	$12,631	$9,895		$10,626		$8,882	$8,441

Ratio of total expenses to average net assets	2.34%	2.19%		2.76%		3.53%	3.34%

Ratio of net expenses to average net assets (c)	1.35%	1.43%		1.75%		1.75%	1.75%

Ratio of net investment income (loss) to average net assets (c)	0.19%	0.01%		(0.41%	)	(0.14% )	(0.48% )

Portfolio turnover rate	33%	37%		29%		31%	40%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS September 30, 2012

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$12,390,251	$—	$—	$12,390,251
Money Market Funds	93,239	—	—	93,239
Total	$12,483,490	$—	$—	$12,483,490

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. As of September 30, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of September 30, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the year ended September 30, 2012 was ordinary income. There were no distributions paid during the year ended September 30, 2011.

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of September 30, 2012:

Cost of portfolio investments	$9,469,131
Gross unrealized appreciation	$3,070,603
Gross unrealized depreciation	(56,244)
Net unrealized appreciation	3,014,359
Undistributed ordinary income	9,973
Undistributed long-term gains	504,107
Accumulated earnings	$3,528,439

During the year ended September 30, 2012, the Fund utilized $220,361 of capital loss carryforwards to offset current year gains.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2009 through September 30, 2012) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $3,781,441 and $4,328,908, respectively.

4. Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2013 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. As a result of this agreement, during the year ended September 30, 2012, the Adviser waived all of its investment advisory fees in the amount of $86,089 and reimbursed other operating expenses totaling $27,956.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets based on current asset levels, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records for the Fund. For these services, Ultimus receives a fee from the Fund, based on current asset levels, of $2,500 per month. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $19,900 under the Plan during the year ended September 30, 2012.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually for its services through the Fund’s Rule 12b-1 Plan.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of September 30, 2012, the Fund had 31.8% of the value of its net assets invested in stocks within the information technology sector. From time to time, a particular set of circumstances may affect this sector or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

THE PROFIT FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Profit Funds Investment Trust
and the Shareholders of The Profit Fund

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of shares of beneficial interest of Profit Funds Investment Trust (the “Fund”), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 20, 2012

THE PROFIT FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2012) and held until the end of the period (September 30, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,008.90	$6.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$6.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	1964	President and Trustee	Since June 1996
Kim M. Keenan	1015 33rd Street, NW Washington, D.C. 20007	1962	Trustee	Since March 2009
Robert M. Milanicz	750 First Street, NE Washington, D.C. 20002	1948	Trustee	Since October 1996
**Michelle Q. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	1965	Chief Compliance Officer	Since October 2004
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1957	Vice President	Since October 2001
Frank L. Newbauer	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1954	Secretary	Since May 2011
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1962	Treasurer	Since October 2001

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Kim M. Keenan is General Counsel of the National Association for the Advancement of Colored People (“NAACP”). From October 2007 to November 2010, she was Principal and founder of The Keenan Firm, PLLC (a law firm).

THE PROFIT FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Robert M. Milanicz is Director, Accounting Operations of the American Psychological Association. From October 2000 to June 2010, he was Assistant Controller of the American Psychological Association.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Frank L. Newbauer is an Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. From 1999 to September 2010, he was an Assistant Vice President of JPMorgan Chase, N.A.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-744-2337.

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PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit
Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Robert M. Milanicz.  Mr. Milanicz is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $14,000 with respect to the registrant’s fiscal years ended September 30, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 28, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	November 28, 2012

* Print the name and title of each signing officer under his or her signature.